EXHIBIT 99.1

EXECUTION VERSION

ASSIGNMENT AGREEMENT

between

Texada Ventures Inc.

and

Anglo Energy Refining Corp.

dated as of

November 8, 2007

ASSIGNMENT AGREEMENT

This ASSIGNMENT AGREEMENT (this “Agreement”), dated as of November 8, 2007 (the “Effective Date”), is entered into by and between Texada Ventures Inc., a Nevada corporation (“Pubco”), and Anglo Energy Refining Corp., a Panamanian corporation (“Vendor”). Pubco and Vendor may be referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals

WHEREAS, Vendor is currently in negotiations to acquire (the “Acquisition Transaction”) the rights to develop and produce crude oil, gas and proven reserves of Block 67 in Peru (the “Area of Interest”) from Barrett Resources (Peru) LLC (“Barrett”).

WHEREAS, the Acquisition Transaction is subject to approval by the Board of Directors of Barrett and is expected to be evidenced by a definitive Production Agreement (the “PA”) to be entered into between Vendor and Barrett.

WHEREAS, Vendor and Pubco desire to enter into this Agreement to provide for the assignment by Vendor to Pubco of all of Vendor’s right and interest in the PA, in consideration for (a) the payment by Pubco of certain expenses incurred by Vendor in connection with the negotiation, execution and assignment of the PA and (b) the issuance of shares of restricted common stock of Pubco, each in accordance with the terms set forth in this Agreement.

Agreement

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I.     DEFINITIONS

“Acquisition Proposal” means an offer or indication of interest (other than an offer or indication of interest by Pubco) relating to a proposal for the acquisition of Anglo’s interest in the Area of Interest.

“Acquisition Transaction” has the meaning set forth in the recitals.

“Area of Interest” has the meaning set forth in the recitals.

“Barrett” has the meaning set forth in the recitals.

“Closing” has the meaning set forth in Section 2.3.

“Closing Date” has the meaning set forth in Section 2.3.

“Effective Date” has the meaning set forth in the preamble.

“Governmental Authorization” means any approval, consent, license, permit, waiver, registration or other authorization issued to be granted, given made available or otherwise required by any Governmental Entity or pursuant to Law.

“Governmental Entity” means any federal, state or local, foreign, international or multinational entity or authority exercising, legislative, judicial, regulatory, administrative or taxing functions of or pertaining to government.

“Governmental Order” means any judgment, injunction, writ, order, ruling, award or decree by any Governmental Entity or arbitrator.

“Law” means any law, ordinance, principle of common law, regulation, statute or treaty of any Governmental Entity.

“PA” has the meaning set forth in the recitals.

“Party” or “Parties” has the meaning set forth in the preamble.

“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity.

“Proceeding” means any claim, demand, charge, complaint, action, suit, proceeding, hearing, audit hearing or investigation, whether judicial or administrative, of any Person or Governmental Entity.

“Required Consents” means all consents, approvals, authorizations, qualifications, waivers, registrations or notifications required to be obtained from, filed with or delivered to a Governmental Authority or any other Person in connection with the closing of the transactions provided for herein, including the consent of Barrett for the assignment of the PA from Vendor to Pubco pursuant to the terms of this Agreement.

ARTICLE II.    ASSIGNMENT

2.1          Assignment and Assumption of the PA. At the Closing and subject to the terms and conditions of this Agreement, Vendor hereby agrees to assign to Pubco all of Vendor’s right and interest in the PA, and Pubco agrees to assume and promises to perform all of Vendor’s obligations and duties under the PA from and after the Closing.

2.2          Consideration. In consideration for entering into this Agreement and agreeing to assign Vendor’s right and interest in the PA to Pubco pursuant to this Agreement:

(a)           Pubco agrees to pay to Vendor, by wire transfer of immediately available funds to an account designated in writing by Vendor, one hundred and fifteen thousand US Dollars (USD 115,000.00), equivalent to 50% of the expenses incurred by Vendor up to and including the Effective Date in connection with the negotiation of the PA, upon the receipt by Pubco of Commercial Invoice from Vendor related to such expenses.

(b)          On the Closing Date, Pubco agrees to pay to Vendor, by wire transfer of immediately available funds to an account designated in writing by Vendor, 100% of the reasonable, documented expenses incurred by Vendor from the Effective Date to the Closing Date in connection with the negotiation and execution of the PA .

(c)          On the Closing Date, Pubco agrees to issue to Vendor (who may option, assign or transfer such right to its designee) that number of common shares such that Vendor (or its designee) shall own 50% of the issued and outstanding common shares of Pubco as of the Closing Date.

2.3          Closing. The closing of the assignment and assumption of the PA contemplated by this Agreement (the “Closing”) will take place as soon thereafter as reasonably possible following the satisfaction of the conditions set forth in Article V (the “Closing Date”) or on such other date as may be mutually agreed by the Parties, in which case Closing Date means the date so agreed. The Closing will be effective as of the close of business on the Closing Date.

ARTICLE III.  REPRESENTATIONS AND WARRANTIES

Vendor represents and warrants to Pubco as follows:

3.1          Organization and Standing. Vendor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business as a corporation in each jurisdiction in which the nature of its business or its ownership of property requires it to be so qualified.

3.2          Power and Authority. Vendor has all necessary power and authority to own, lease and operate its assets and to carry on its business as conducted.

3.3          Authorization, Validity and Effect. Vendor has the power and authority to execute, deliver and perform its obligations under this Agreement and the agreements contemplated hereby to be executed and delivered by it, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Vendor and, assuming due authorization, execution and delivery by Pubco duly represents the legal, valid and binding obligation of Vendor enforceable in accordance with its terms. The PA, once signed by Vendor, will represent the legal, valid and binding obligation of the parties thereto enforceable in accordance with its terms.

3.4          No Breach; Consents. Neither the execution, delivery or performance of this Agreement or the negotiated PA, nor the performance by Vendor of its obligations hereunder or thereunder will (a) contravene any provision of the organizational documents of Vendor or (b) violate or conflict with of any Law, Governmental Order or Governmental Authorization.

3.5          Litigation. There are no Proceedings pending that question the validity of this Agreement or, upon the execution of the PA by the parties.

3.6          Compliance with Laws. Vendor is now and has been in compliance with all Laws and Governmental Orders applicable to its business.

3.7          Disclosure. This Agreement and any other disclosure or information provided to Pubco does not contain any untrue statement.

ARTICLE IV.  COVENANTS OF THE PARTIES

4.1          Negotiation of PA. Vendor shall keep Pubco duly informed as to the negotiations with Barrett and applicable governmental agencies and third-parties related to the PA and the Acquisition Transaction and shall negotiate with Pubco in good faith as to the terms and conditions of the PA. Pubco shall have the right to attend, as the financial partner of Vendor, to the meetings with Barrett and Goldman Sachs in connection with the negotiation of the PA.

4.2          Reasonable Access. Through the Closing Date, Vendor will allow Pubco and its authorized representatives reasonable access to all information and documentation (including providing copies of reserve reports and access to any data room) related to the Acquisition Transaction, the Area of Interest and the PA and otherwise provide such assistance as may be reasonably requested by Pubco in order to have a full opportunity to make an evaluation of the Acquisition Transaction, the Area of Interest and the PA.

4.3          Reasonable Best Efforts; Cooperation. Upon the terms and subject to the conditions set forth in this Agreement, each of the Parties agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Party in doing, all things necessary, proper or advisable to consummate and make effective in the most expeditions manner practicable, the transactions contemplated by this Agreement and to obtain satisfaction or waiver of the conditions precedent to the consummation of the transactions contemplated hereby.

4.4          Exclusivity. From the Effective Date until the earlier of the Closing and the termination of this Agreement, Vendor will not directly or indirectly solicit, initiate or encourage the submission of any Acquisition Proposal, approve, endorse or recommend any Acquisition Proposal, or enter into any letter of intent or similar document or any contract contemplating or otherwise relating to any Acquisition Proposal.

4.5          Publicity. Except as may be required to comply with the requirements of applicable Law, no Party will issue any press release or other public announcement prior to the Closing Date relating to the subject matter of this Agreement or the transactions contemplated hereby without the prior written approval (which approval will not be unreasonably withheld or delayed) of the other Party hereto.

ARTICLE V.   CLOSING CONDITIONS

5.1          Conditions to Obligations of Pubco. The obligations of Pubco to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions:

(a)          The representations and warranties set forth in Article III will be true and correct in all material respects at and as of the Closing with the same force and effect as of made as of the Closing, other than representations and warranties that expressly speak only as of a specific date or time, which will be true and correct as of such specified date or time;

(b)          Vendor will have performed and complied with each of its agreements contained in this Agreement in all material respects;

(c)          Pubco will have completed all due diligence regarding the PA and the Area of Interest to its sole satisfaction;

(d)          The closing of the transactions contemplated by the PA will have occurred, including the execution of the PA by Barrett and Vendor;

(e)	Vendor will have received all Required Consents; and

(f)           Pubco will have raised funds or otherwise obtained outside financing sufficient to fulfill Pubco obligations under this Agreement and the PA.

5.2          Conditions to Obligations of Vendor. The obligations of Vendor to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions:

(a)          Pubco will have performed and complied with each of its agreements contained in this Agreement in all material respects; and

(b)          No Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that prohibits the Closing.

ARTICLE VI.  TERMINATION

6.1	Termination. This Agreement may be terminated prior to Closing:
	(a)	by the mutual written consent of Pubco and Vendor;
	(b)	by Vendor if:

(i)           Pubco has breached any of the commitments indicated in Article II or any other agreement contained in this Agreement in any material respect and will have failed to cure such breach within five (5) calendar days following a written notification (including notification by electronic mail) thereof by Vendor;

(ii)          a Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that prohibits the Closing; or

(iii)         any of the conditions set forth in Section 5.2 will have become impossible to satisfy.

(c)	By Pubco if:

(i)           Vendor has or will breach any representation, warranty or agreement contained in this Agreement in any material respect and will have failed to cure such breach within five (5) calendar days following a written notification (including notification by electronic mail) thereof by Pubco;

(ii)          a Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that prohibits the Closing; or

(iii)         any of the conditions set forth in Section 5.1 will have become impossible to satisfy.

6.2          Effect of Termination. The right of termination under Section 6.1 is in addition to any other rights Pubco or Vendor may have under this Agreement. If this Agreement is terminated, all continuing obligations of the Parties under this Agreement will terminate.

ARTICLE VII.MISCELLANEOUS

7.1          Expenses. Except as otherwise expressly provided for in this Agreement, each of the Parties shall bear their respective expenses incurred in connection with the execution and delivery of this Agreement.

7.2          Amendment and Waiver. This Agreement may not be amended unless by mutual written agreement of the Parties. No waiver will be binding unless executed in writing by the party making the waiver.

7.3          Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (a) when delivered if personally delivered by hand (with written confirmation of receipt), (b) when received if sent by an internationally recognized overnight courier service (receipt requested), (c) five business days after being mailed, if sent by first class mail, return receipt requested, or (d) when receipt is acknowledged by an affirmative act of the party receiving notice, if sent by facsimile, telecopy or other electronic transmission device (provided that such an acknowledgement does not include an acknowledgment generated automatically by a facsimile or telecopy machine or other electronic transmission device). Notices, demands and communications to the Parties will, unless another address is specified in writing, be sent to the addresses indicated below:

If to Pubco:

Texada Ventures Inc.
Suite 720-999 West Broadway
Vancouver, B.C., Canada V5Z 1K5
Attn: John Veltheer
Facsimile No.: (604) 662-8974

With a copy to:

Dorsey & Whitney LLP
370 Seventeenth Street
Suite 4700, Republic Plaza
Denver, CO 80202
Attn: Christopher J. Wagner
Facsimile No.: (303) 629-3450

If to Vendor:

Anglo Energy Refining Corp.
28-32 Wellington Road
London, United Kingdom NW8 9SP
Attn: Miguel Puga
Facsimile No.: +44 207 483 9171 / 9001

7.4          Complete Agreement. This Agreement contains the complete agreement between the Parties and supersedes any prior understandings, agreements or representations by or between the Parties, written or oral.

7.5          Signatures; Counterparts. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument. A facsimile signature will be considered an original signature.

7.6          Governing Law. The law of the State of New York, without regard to conflicts of law principles, will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement

7.7          Construction. The language in all parts of this Agreement shall be construed, in all cases, according to its fair meaning. The Parties acknowledge that each Party and its counsel have reviewed and revised this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa. The word “including” shall mean including without limitation and the words “include” and “includes” shall have corresponding meanings. All monetary amounts are expressed in and shall be reported, accrued and paid in United States Dollars. All references to “days” mean calendar days unless otherwise noted.

[Signatures on Following Page]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

TEXADA VENTURES INC. By: /s/ John Veltheer Name: John Veltheer Title: President, Secretary and Treasurer ANGLO ENERGY REFINING CORP. By: /s/ Miguel Puga Name: Miguel Puga Title: Director